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                                                                     EXHIBIT 4.1

NM

Natus Medical Incorporated

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE
IN CANTON, MA OR NEW YORK, NY

SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 639050 10 3

This Certifies that

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

Natus Medical Incorporated

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

CHAIRMAN

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
EQUISERVE TRUST COMPANY, N.A.
TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED SIGNATURE
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NATUS MEDICAL INCORPORATED
A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each class or series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM    -   as tenants in common
  TEN ENT    -   as tenants by the entireties
  JT TEN     -   as joint tenants with right of survivorship and not as tenants in common

  UNIF GIFT MIN ACT -- ................ Custodian .........................
                           (Cust)                          (Minor)
                       under Uniform Gifts to Minors
         Act................................................
                               (State)
   UNIF TRF MIN ACT -- ................ Custodian (until age ..............)
                           (Cust)
                       .......................... under Uniform Transfers
                                  (Minor)
                       to Minors Act ......................................
                                                     (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received,           hereby sell(s), assign(s) and transfer(s) unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint


 Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

X
X

NOTICE:
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THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.